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Exhibit 10.24

EMPLOYMENT AGREEMENT

        This employment agreement (this "Agreement") is made by and between DataPath, Inc., a Georgia corporation ("DataPath"), and David A. McDonald, an individual resident of Georgia (the "Employee"), effective as of the 16th day of September, 2004 (the "Effective Date").

        Whereas, DataPath has recently been acquired pursuant to the terms of that certain Acquisition Agreement (the "Acquisition Agreement") by and among Employee in his capacity as a shareholder of DataPath, the other shareholders of DataPath, and White Oak Management Partners, Inc., a Georgia corporation ("White Oak") dated August 27, 2004, the closing of which occurred concurrently with the execution of this Agreement.

        Whereas, the Employee currently serves as the Vice President of Sales and Marketing of DataPath, and the parties hereto desire to set forth the terms and conditions under which Employee will continue to serve in such capacity.

        Now, therefore, for and in consideration of the foregoing, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I—EMPLOYMENT TERMS

        Section 1.1    Employment.    DataPath shall employ the Employee, and the Employee shall serve DataPath, in the capacity of Vice President of Sales and Marketing upon the terms and conditions set forth herein. The Employee shall have such authority and responsibilities consistent with his position and which may be set forth in DataPath's bylaws or assigned by the Board of Directors of DataPath from time to time. An initial job description shall be appended to this Agreement within sixty days following the Effective date. The Employee shall devote his full business time, attention, skill and efforts to the performance of his duties hereunder, except during periods of illness or periods of vacation and leaves of absence consistent with DataPath's company policies. Notwithstanding the foregoing, the Employee may devote reasonable periods of time to serve as a director or advisor to other organizations, to perform charitable and other community activities, and to manage his personal investments; provided, however, that such activities do not materially interfere with the performance of his duties hereunder and are not in conflict or competitive with, or adverse to, the interests of DataPath.

        Section 1.2    Term.    Unless earlier terminated as provided herein, the Employee's employment under this Agreement shall be for a term of five years from the Effective Date (the "Term"). Upon expiration of the Term, or the earlier termination of this Agreement (other than a termination of this Agreement due to Cause as hereinafter defined), the Employee shall continue to be employed by DataPath as an employee-at-will.

        Section 1.3    Compensation and Benefits.

          (a)   DataPath shall pay the Employee a base salary at a rate of Two Hundred Thousand Dollars ($200,000.00) per annum in accordance with the normal salary payment practices of DataPath. The Board of Directors of DataPath shall review and may increase, but shall not decrease, the Employee's base salary at least annually. The Board may also by resolution grant the Employee bonuses, stock options and awards, or rights under other incentive compensation arrangements of such nature and in such amounts from time to time as it deems appropriate.

          (b)   The Employee shall be entitled to participate in all retirement, life and health insurance, disability and other similar benefit plans or programs of DataPath now or hereafter applicable to the Employee or applicable generally to employees of DataPath; provided, however, that during any period during the Term that the Employee is disabled, and during the 120-day period of physical or mental infirmity leading up to the Employee's disability, the amount of the Employee's compensation provided under this Section 1.3 shall be reduced by the sum of the amounts, if any, paid to the Employee for the same period under any disability benefit or pension plan of DataPath or any of its subsidiaries. For purposes of this Section 1.3(b), Employee shall be deemed "disabled" upon the earlier of: (i) a written determination by a duly licensed physician or psychologist following a personal examination of Employee that Employee is not capable of performing the normal duties attendant to his position and that such condition appears to be permanent or of indefinite duration; (ii) a determination by a court of competent jurisdiction that Employee is not capable of managing his or her own person or property and that such condition appears to be permanent or of indefinite duration; (iii) a determination by any duly licensed insurance company maintaining a policy of disability insurance covering the Employee that the Employee is disabled to the point that benefits are payable pursuant to the terms of such policy; or (iv) the Employee has been unable to perform the normal duties attendant to his position for a continuous period of 120 days.

          (c)   DataPath shall reimburse the Employee for all reasonable ordinary and necessary travel, conference, and other expenses related to the Employee's duties which are incurred and accounted for in accordance with the normal business practices of DataPath.

          (d)   Employee shall be entitled to twenty days paid leave annually during the Term of this Agreement, exclusive of all holidays during which DataPath is closed for business. Unused leave shall not carry over to subsequent years; provided, however, that Employee shall be permitted to carry over and use during the first year of the Term any unused vacation time which had accumulated and not been paid for as of the Effective Date.

ARTICLE II—COVENANTS OF EMPLOYEE

        Section 2.1    Covenant Not To Engage in Competing Business.    The Employee covenants and agrees that, for and during the period of his employment with Datapath and for a period of two years thereafter, the Employee shall not individually or through or with any other Person or affiliate of the Employee, engage directly or indirectly in the Subject Business anywhere in the Restricted Territory (as hereinafter defined), whether such engagement be as an employer, officer, director, owner, investor, shareholder, employee, partner, consultant or other participant, except for an investment in a public company that does not constitute more than one percent of the outstanding shares of any class of such public company. "Restricted Territory" shall mean an area within a radius of fifty miles of DataPath's principal office located at 350 Technology Parkway, Norcross, Georgia. The Employee acknowledges and agrees that, given the nature of DataPath's business, the restrictions set forth in this Agreement are necessary and reasonable to terms of the activities restrained, as well as the geographic and temporal scope of such restrictions. The Employee further acknowledges and agrees that if any of the provisions in this Agreement shall ever be deemed to exceed the time, activity, geographic, or other limitations permitted by applicable law, then such provisions shall be and hereby are reformed to the maximum time, activity, geographic, or other limitations permitted by applicable law.

        Section 2.2    Covenant Not To Solicit Employees or Customers.    The Employee covenants and agrees that, for and during the period of his employment with DataPath and for a period of two years thereafter:

          (a)   the Employee shall not individually or through or with any other Person or affiliate of the Employee, solicit for employment or hire any individual who was employed by DataPath on the date of this Agreement or the date of termination of employment of the Employee, without the prior written consent of DataPath; or

          (b)   solicit any Person that was an active or prospective customer of DataPath on the Effective Date of this Agreement or the date of termination of employment of the Employee, for the purpose of contracting with such Person for the goods and services which comprise the Subject

  Business. The customers who are included in this non-solicitation provision include but are not limited to the list of customers set forth in Schedule 1 attached hereto and incorporated by reference, which schedule may be updated from time to time by DataPath to reflect additional customers or prospective customers of DataPath following the Effective Date of this Agreement. The Employee acknowledges and agrees that, due to the nature of his position with DataPath, he has had access to and contact with all of the customers and prospective customers set forth on Schedule 1.

        Section 2.3    Covenant To Maintain Confidentiality.

          (a)   The Employee shall not divulge or appropriate for his own use any Trade Secrets (as defined below) of DataPath, from and after the Effective Date of this Agreement, for as long as the information remains a Trade Secret, and shall not make any unauthorized disclosure of Confidential Information (as defined below) about DataPath for and during the period of his employment with DataPath and for a period of two years thereafter. "Trade Secrets" shall mean any information of DataPath (including but not limited to technical or non-technical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, or a list of actual or potential customers or suppliers provided that such list is not available to the general public) which derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. "Confidential Information" means any valuable, nonpublic, competitively sensitive information (other than Trade Secrets) concerning the Subject Business or DataPath's financial position, results of operations, annual and long range business plans, product or service plans, marketing plans and methods, training, educational and administrative manuals, client lists or employee lists obtained by the Employee from DataPath during the period of his employment provided, however, that Confidential Information shall not include information to the extent that it is or becomes publicly known or generally utilized (other than because of the unauthorized disclosure of such information by the Employee) by others engaged in the same business or activities in which DataPath utilized, developed or otherwise acquired such information.

          (b)   Disclosure of Trade Secrets or Confidential Information shall not be precluded, if such disclosure is:

              (i)  in response to a valid order of a court or other governmental body or otherwise required by law; provided, however, that the Employee shall first have given notice to DataPath and made a reasonable effort to obtain a protective order requiring that the information and/or documents so disclosed be used only for the purposes for which the order was issued; or

             (ii)  necessary to establish rights under this Agreement (but only to the extent necessary to do so)

          (c)   Promptly following the termination of Employee's employment with DataPath, the Employee shall promptly transfer to DataPath or destroy (as directed by DataPath) all tangible information containing Trade Secrets or Confidential Information in his possession or within his control which is not already in the possession or control of DataPath, and shall promptly certify in writing to DataPath such transfer or destruction.

          (d)   The obligations set forth in this Section 2.3 are in addition to and not in lieu of any confidentiality obligations in the Acquisition Agreement.

        Section 2.4    Rights to Work Product.    Except as expressly provided in this Agreement, DataPath alone shall be entitled to all benefits, profits and results arising from or incidental to Employee's Work

Product (as defined below). To the greatest extent possible, any work product, property, data, documentation or information or materials prepared, conceived, discovered, developed or created by Employee in connection with performing his employment responsibilities during the term ("Work Product") shall be deemed to be "work made for hire" as defined in the Copyright Act, 17 U.S.C.A. § 101 et seq., as amended, and owned exclusively and perpetually by DataPath. Employee hereby unconditionally and irrevocably transfers and assigns to DataPath all intellectual property or other rights, title and interest Employee may currently have (or in the future may have) by operation of law or otherwise in or to any Work Product. Employee agrees to execute and deliver to DataPath any transfers, assignments, documents or other instruments which DataPath may deem necessary or appropriate to vest complete and perpetual title and ownership of any Work Product and all associated rights exclusively in DataPath. DataPath shall have the right to adapt, change, revise, delete from, add to and/or rearrange the Work Product or any part thereof written or created by Employee, and to combine the same with other works to any extent, and to change or substitute the title thereof, and in this connection Employee hereby waives the "moral rights" of authors as that term is commonly understood throughout the world including, without limitation, any similar rights or principles of law which Employee may now or later have by virtue of the law of any locality, state, nation, treaty, convention or other source. Unless otherwise specifically agreed, Employee shall not be entitled to any compensation in addition to that provided for in Article I of this Agreement for any exercise by DataPath of its rights set forth in this Article II.

        Section 2.5    Survival.    The covenants of Employee contained in this Article II shall survive the termination of this Agreement and the termination of Employee's employment with DataPath, and shall remain enforceable in accordance with their terms as set forth herein.

ARTICLE III—TERMINATION

        Section 3.1    Termination by DataPath.    This Agreement, and Employee's employment with DataPath, shall automatically terminate upon his death, and may otherwise be terminated by DataPath by giving notice during the Term of this Agreement upon the occurrence of one or more of the following events:

          (a)   Employee's disability (as defined in Section 1.3(b) hereof), provided that such disability arises from a condition which appears to be permanent or of indefinite duration;

          (b)   without Cause (as defined in the following paragraph), upon ninety days' written notice following a determination by the DataPath Board of Directors to terminate Employee's employment, provided that Employee shall be entitled to a lump-sum payment of five times his annual base salary in effect at the time of such termination as severance pay following any such termination without Cause; or

          (c)   for "Cause", which for purposes of this Agreement shall mean that the Employee shall have:

              (i)  committed an act of fraud, embezzlement or theft in connection with his duties or in the course of his employment with DataPath;

             (ii)  inflicted intentional damage to any material asset of DataPath;

            (iii)  intentionally committed any act resulting in liability in tort, under employment laws, or for breach of contract by DataPath pursuant to which DataPath has actually paid damages to any Person in an amount in excess of one hundred thousand dollars ($100,000.00);

            (iv)  failed or refused to perform any of his material duties under this Agreement, or breached any other material provision of this Agreement, which is not fully corrected within ninety days following written notification by DataPath to Employee; or

             (v)  been convicted of any felony or a misdemeanor involving moral turpitude, as that term has been defined by the Supreme Court of Georgia in Lewis v. State, 243 Ga. 443, 254 S.E.2d 830 (1979).

        Section 3.2    Termination by Employee.    Employee may terminate his employment at any time upon ninety days' written notice to DataPath. In the event the Employee terminates employment for Good Reason, as defined herein, Employee shall be entitled to severance pay in the same amount as if he had been terminated without Cause, For purposes of this Agreement, "Good Reason" shall mean, without the express written consent of Employee, any action by DataPath to materially reduce the responsibilities and authority of Employee, any relocation of Employee to any place outside the Atlanta metropolitan area, or the occurrence of a breach by DataPath of any material provision of this Agreement, unless such action or breach is fully corrected within ninety days following written notification by Employee to DataPath that he intends to terminate his employment hereunder because of such event.

        Section 3.3    Termination of Agreement Only.    If Employee ceases at any time during the Term of this Agreement to own any shares of stock or other equity interests in DataPath or its parent company, then this Agreement shall automatically terminate, and Employee shall thereafter be considered an employee-at will.

ARTICLE IV—GENERAL PROVISIONS

        Section 4.1    Withholding of Taxes.    DataPath may withhold from any amounts of compensation payable under this Agreement all federal, slate, city or other taxes and withholdings as shall be required pursuant to any applicable law, rule or regulation.

        Section 4.2    Notices.    For purposes of this Agreement, all communications including, without limitation, notices, consents, requests or approvals, provided for herein shall be in writing and shall be deemed to have been duly given when personally delivered or three business days after having been mailed by United States registered mail or certified mail, return receipt requested, postage prepaid, addressed to DataPath (to the attention of the Secretary of DataPath) at its principal office, or to Employee at his principal residence as reflected in the records of DataPath, or to such other address as any party may have furnished to the others in writing and in accordance herewith, except that notices of change of address shall be effective only upon receipt.

        Section 4.3    Validity.    It is not the intent of any party hereto to violate any public policy of any jurisdiction in which this Agreement may be enforced. If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to any other person or circumstances shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it valid, enforceable and legal.

        Section 4.4    Entire Agreement.    This Agreement supersedes any other agreements, oral or written, between the parries with respect to the subject matter hereof, and contain all of the agreements and understandings between the parties with respect to the employment of Employee by DataPath, except for the Acquisition Agreement and the other agreements executed in connection therewith. Any waiver or modification of any term of this Agreement shall be effective only if it is set forth in a writing signed by all parties hereto.

        Section 4.5    Successors and Binding Agreement.    This Agreement shall be binding upon and [Illegible] to the benefit of DataPath and any successor or permitted assign of or to DataPath, including any successor or permitted assign of DataPath pursuant to the Acquisition Agreement. This Agreement requires the personal services of Employee shall not be assignable in whole or in part by Employee.

        Section 4.6    Captions.    The captions in this Agreement are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement.

        Section 4.7    Definitions.    Capitalized terms used in this Agreement and not otherwise defined or limited herein shall have the meaning ascribed to them in the Acquisition Agreement.

        Section 4.8    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same Agreement.

        Section 4.9    Modification and Waiver.    No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the parties hereto. No waiver by any party hereto at any time of any breach by another party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

        Section 4.10    Governing Law; Arbitration.

          (a)   This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia without giving effect to the conflict of laws principles thereof

          (b)   Any controversy, claim or dispute arising from, out of or relating to this Agreement, or any breach thereof, including but not limited to any dispute concerning the scope of this arbitration clause, claims based in tort or contract, claims for discrimination under federal, state or local law, and/or claims for violation of any federal, state or local law ("Claims") shall be resolved in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association then in effect. Such arbitration shall take place in Atlanta, Georgia. The arbitrator's award shall be final and binding upon both parties.

          (c)   A demand for arbitration shall be made within a reasonable time after the Claim has arisen. In no event shall the demand for arbitration be made after the date when an institution of legal and/or equitable proceedings based on such Claim would be haired by the applicable statute of limitations. Each party to the arbitration will be entitled to be represented by counsel and shall have the right to subpoena witnesses and documents for the arbitration hearing. The arbitrator shall be experienced in employment arbitration and licensed to practice law in the state of Georgia. The arbitrator shall have the authority to hear and grant a motion to dismiss and/or motion for summary judgment, applying the standards governing such motions under the Federal Rules of Civil Procedure.

          (d)   Except as otherwise awarded by the arbitrator, each party shall pay the fees of its respective attorneys, the expenses of its witnesses and any other expenses connected with presenting its Claim or defense. Except as otherwise awarded by the arbitrator, other costs of arbitration, including arbitrator's fees and expenses, any transcript costs or other administrative fees shall be paid equally by the parties.

          (e)   The parties indicate their acceptance of the foregoing arbitration requirement by initiating below:

/s/ CHRISTOPHER C. MELTON	/s/ DAM
For DataPath	For Employee

        Section 4.11    Severability.    The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement, effective as of the Effective Date set forth herein.

DataPath, Inc.:		Employee:
By:	/s/ CHRISTOPHER C. MELTON	/s/ DAVID A. MCDONALD
Title:		David A. McDonald

Schedule 1
to
Employment Agreement
by and between
DataPath, Inc., and David A. McDonald

List of Current and Prospective Customers

DataPath, Inc.
Customer List (Active)

Customer ID	Address Line 1	Address Line 2	Address Line 3	City	State Abbrev	Zip	Contact 1 Name	Phone #
ALLSTAR	All-Stars Communications	1 Television Lane		Charlotte	NC	29205	Ken Koontz	704/377-9393
ARROW	Arrowhead Global Solutions	1501 Farm Credit Drive	Suite 4400	McLean	VA	22102
ARIEL	Ariel Incorporated	1883 Preston White Drive		Reston	VA	20191	Pat Johnson	703/629-1700
CECOM	US Army CECOM	Bosch & Global Comm Sector	Bldg. 3208 WIALLSEL-ACCA-A-AFI	Ft. Monmouth	NJ	07702-5005	John Lane	732/532-5098
Cornell	Cornell University	Invoice Processing	P.O Box 4040	Ithaca	NY	14852-4030	Carol LaPlant	607/255-0869
		Building 1	5751 Briar Hill Road	Lexington	KY	40516-9721
DIGITAL	11945 Starcreel			San Antonio	TX	78247		210/835-0506
GOLF	The Golf Channel	7888 Commerce Center Drive		Orlando	FL	32818	Kalya Rivers or Serena	407/355-4028
Gopher	Gopher Live L.L.C.	4794 Annslazr Road		Atlanta	GA	35087	Rick Russell	404/597-9357
HEART	Heartland Video Systems, Inc.	5368 Pilgrim Road		Plymouth	WI	53073		920/893-1204
INTELSA	Intelsat Government Solutions	3490 International Drive	ATTN: Account Payable, Box 14B	Washington	DC	20005-3008
LOCKHEE	Lockheed Martin Integrated Sys	106 Apple Street	ATTN: Accounts Payable	Tinton Falls	NJ	07724
MANTECH	ManTech OPMAS-E	Unit 29921		APO	AE	09086
ORBITA	Orbita Communications Corp	5225 Peaks Hill Road	Apt. 14238	Bethesda	MD	20814-8727
PANAMSAT	PanAmSat Corporation	20 Westport Road		Wilton	CT	06897	Ira Connolia	404/381-2819
PEO EIS	PEO EIS Technology Applications	SFAE-PS-TAO-S	1674 Nelson Street	Fort Detrick	MD	21702-5041
SRC	Scientific Research Corp.	518 Avenue of the Commons	Suite 7	Shrewsbury	NJ	07702
	Starband
	University of Kansas
	STATE OF GEORGIA, EMERGENCY RESPONSE
	FORK ROCKON, TELECONF

Stage: 1. Opportunities to Consider (Bid / No-Bid)

        Stage: 1. Opportunities to Consider (Bid / No-Bid)

%	C	Bid #	Project Name	Value	Customer	Product	Proposal Award
☒	☐	BP04.088	O&M RENEWALS	$5,974,000	PM WIN-T	SERVICES	15-Apr-04	OI
☒	☐	BP03.157	KUWAIT EMBASSY NETWORK	$50,000	INTELSAT	OTHER SYST		GJ
☐	☐	BP04.087	COMMERCIAL WIDEBAND SATELL	$12,500,000		SYSTEMS	31-Dec-04	AO
☐	☐	BP04.102	MIDDLE EAST VOICE ONLY	$2,500,000	INTELSAT		15-Jun-04	GJ
☐	☐	BP04.145	STATE DEPARTMENT HSMS NETW	$2,000,000	ARTEL	SYSTEMS	01-Aug-04	AO
☐	☐	BP04.106	TMDA NETWORK EQUIPMENT (VOI			RAYONET	01-Sep-04	MH
☐	☐	BP04.085	KL-BAND VSATS	$750,000	ARTEL			AO
☐	☐	BP04.139	LM KIOO US FORCES		LOCKHEED MARTIN			AO
☐	☐	BP04.155	HSMS NETWORK		AT&T			GJ

Stage Opportunities With > 80% Probability	$6,024,000
Stage Opportunities With < 80% Probability	$18,750,000
Total Stage Value:	$24,744,000

Stage: 2. Proposals in Progress (Still In-House/WIP)

%	C	Bid #	Project Name	Value		Customer	Product	Proposal Award
☒	☐	BP04.108	1015T UNIT HUBS		$4,500,000	PM WIN-T	DKET HAWK	01-Oct-04	AC
☒	☐	BP04.110	10TH MTN UNIT HUBS		$4,500,000	PM WIN-T	DKET HAWK	01-Oct-04	AC
☒	☐	BP04.203	4 INTERIM SOLUTION		$2,100,000	PM WIN-T	TDMA SYS	15-Sep-04	AC
☒	☐	BP04.205	301ST FIXED EARTH STATION		$1,700,000	PM WIN-T	SYSTEMS	15-Sep-04	AC
☒	☐	BP04.152	FORT BRAGG VIDEO NETWORK		$1,300,000	WIN-PM	SYSTEMS	30-Aug-04	AC
☒	☐	BP03.124	DKET PRE-BUILD #5		$1,000,000		DKET	01-Aug-04	AC
☒	☐	BP03.185	ROANTENNAS		$00,000	TURNER	SYSTEMS	15-May-04	AC
☒	☐	BP04.204	VT SYSTEMS		$500,000	FM WIN-T	SYSTEMS	30-Sep-04	AC
☒	☐	BP04.180	TELEPORT SPARES		$400,000	OECOM	BOX SALE	15-Aug-04	AC
☒	☐	BP04.057	D&M RENEWAL		$250,000		RENEW O&M	-Aug-04	AC
☒	☐	BP04.186	MRP SYSTEM		$75,000	AIR TRAFFIC SERVICES/	SYSTEMS	30-Jul-04	NS
☒	☐	BP04.084	DKET-D12 ANTENNA REPOSITION			PM WIN-T	DKET	01-Sep-04	AC
☐	☐	BP03.205	DKET RE-BIO PROPOSAL		$150,000,000	PM WIN-T	DKET	01-Jun-04	AC
☐	☐	BP04.062	NATIONAL GUARD QUAD BAND FL		$9,875,000	CECOM	SYSTEMS	15-Jun-04	AC
☐	☐	BP04.069	INTERNET CENTERS — IRAQ		$6,000,000	UNESCO	SYSTEMS		GJ
☐	☐	BP04.20	10ST NOC		$3,000,000		SYSTEMS	15-Oct-04	AC
☐	☐	BP04.229	DUAL DKET SYSTEMS		$2,500,000	FT BRAGG	DKET		AC
☐	☐	BP04.085	SKY SWITCH REPLACEMENT		$2,000,000	TURNER	SYSTEMS	31-Dec-04	AC
☐	☐	BP04.081	APRTS UPLINKS AND ROS		$1,500,000	ARTEL	SYSTEMS	01-May-04	DM
☐	☐	BP04	UAV VIDEO NETWORK		$1,300,000		SYSTEMS
☐	☐	BP04	GTSH DIRECT HUB		$1,000,000	GTSI	SYSTEMS	30-Nov-04	GJ
☐	☐	BP0.209	SURFBEAM MEXICO		$800,000		SYSTEMS	15-Jul-04	AC
☐	☐	BP04.207	NOORSAT KU UPLINK BAHRAIN		$750,000	NOORSAT	SYSTEMS	30-Nov-04	MB
☐	☐	BP03.207	SPATECH PROP FOR DKET PALO		$450,000	PM WIN-T	DKET FALCO	31-Jan-04	AC
☐	☐	BP04.187	MAURITIUS F2		$300,000	ARTEL	SYSTEMS	15-Sep-04
☐	☐	BP04.156	VT SYSTEM		$250,000	UNO	SYSTEMS	30-Jul-04
☐	☐	BP03.138	IP SERVICE FOR TOURNAMENTS		$250,000	GOLF CHANNEL	SYSTEMS	01-Jun-04	AC
☐	☐	BP04	IRAQ MOE		$250,000	IRAQ MINISTRY OF EDUC	SYSTEMS	12-Mar-04	DM
☐	☐	BP04.101	MCRC OWNED UPLINK	$	,000	TELECENTRO	SYSTEMS	30-Sep-04	NS
☐	☐	BP04.210	SNG EQUIPMENT		$100,000	WAVY-TV	BOX SALE	05-Sep-04	MS
☐	☐	BP04.187	MISC. ANTENNAS		$76,000	SYNAPSE LOGIC PTE LTD			RL
☐	☐	BP04.148	PUERTO RICO 4.5M SYSTEM		$51,884	ROND POINT	SYSTEMS	15-Jul-04	NS
☐	☐	BP03.161	IRAQ SITE #8		$20,000	INTELSAT	VOIP		GJ
☐	☐	BP03.220	IRAQ INFRASTRUCTURE			HARRIS	SYSTEMS	05-Feb-04	DM
☐	☐	BP04.188	BRASILIA,GENEVA, NEW YORK			INTELSAT			GJ
☐	☐	BP04.189	5M RELOCATION			WUPA			GJ
☐	☐	BP04.213	MINISTRY OF JUSTICS			INTELSAT			GJ

Stage Opportunities With > 80% Probability	$17,258,266
Stage Opportunities With < 80% Probability	$183,624,884
Total Stage Value:	$200,883,150

Stage: 3. Proposals Delivered to Customers

%	C	Bid #	Project Name	Value		Customer		Product	Proposal Award
☒	☐	BP04.089	3D TRAILERS		$10,300,000	PM WIN-T		TRACKX	15-Jul-04	AO
☒	☐	BP04.107	101ST LONG LEAD ITEMS		$8,968,300	PM WIN-T		TRACKX	25-Jul-04	AO
☒	☐	BP04.107	101ST TRAILER FOLLOW ON		$8,250,000	PM WIN-T		TRACKX	01-Oct-04	AO
☒	☐	BP04.108	10TH MTN TRAILER FOLLOW ON		$8,250,000	PM WIN-T		TRACKX	01-Oct-04	AO
☒	☐	BP04.108	10TH MTN TRAILER LONG LEAD		$8,000,000	PM WIN-T		TRACKX	05-Jun-04	AO
☒	☐	BP04.135	101ST INTERIM TDMA SOLUTION		$2,070,29	PM WIN-T		SYSTEMS	15-Jul-04	AO
☒	☐	BP04.188	DUAL DKET		$1,750,000	FT BRAGG		DKET	20-Aug-04	AO
☒	☐	BP04.197	K1 REFURB		$1,750,000	FORT BRAGS		SYSTEMS	31-Aug-04	AO
☒	☐	BP04.020	RAMSTEIN TELEPORT O&M		$1,500,000	PM WIN-T		NEW O&M	30-Oct-04	AO
☒	☐	BP04.188	CENTAF O&M RENEWAL BALANCE		$1,085,762	PM WIN-T / CENTAF		RENEW O&M	20-Augt-04	AO
☒	☐	BP04.182	DKET LT		$1,023,426	PM WIN-T BRAGG		DKET LT	31-Aug-04	AO
☒	☐	BP04.131	DKET LT FOR JSOC		$900,000	FT BRAGG		DKET LT	31-Aug-04	AO
☒	☐	BP04.221	3D MRT PACKAGES		$878,000	PM WIN-T		TDMA SYS	30-Sep-04	AO
☒	☐	BP03.037	DKET — BAGHDAD ISG		$850,000	PM WIN-T		DKET	01-Oct-04	AO
☒	☐	BP04.230	ARMY MOS TRAINING — JNN TRAIL		$750,000	GENERAL DYNAMICS		SERVICES	30-Sep-04	NS
☒	☐	BP04.226	OSARSO TRI BAND TRAILER		$330,000	PM WIN-T		TRACKX		AO
☒	☐	BP04.133	HMMWV TRIBAND		$475,000	OECOM (SPO	)	SYSTEMS	30-Sep-04	AO
☒	☐	BP04.227	GVIT-176 TRAILER (AFGHANISTAN		$450,000	PM WIN-T		TRACKX	30-Sep-04	AO
☒	☐	BP04.190	NILESAT 6.3M DBS SAUDI		$353,887	NILESAT		SYSTEMS	31-Oct-04	OD
☒	☐	BP04.132	RAMSTEIN BAND TERMINAL		$300,000	INTELSAT		SYSTEMS	01-Jul-04	AO
☒	☐	BP04.219	CP GEN IV		$180,178	TELEVISA		BOX SALE	09-Sep-04	NS
☒	☐	BP04.185	DKET 21 RELOCATION		$180,000	NETCOM/CENTCOM			15-Aug-04
☒	☐	BP04.201	SPARES		$170,000	PM WIN-T		BOX SALE	15-Sep-04	AO
☒	☐	BP04.14	SKY SWITCHING EQUIPMENT		$16,000	NOVAVISION SKY		SYSTEMS	20-Jul-04	NS
☒	☐	BP04.030	O&M DKET 4		$88,000	T BRAGG		NEW O&M	15-Jul-04	AO
☒	☐	BP04.228	MISCELLANEOUS XMIT CHAIN		$35,000	TELEVISA		BOX SALE	30-Sep-04	NS
☒	☐	BP04.20	FT. KNOX DEMO		$25,000	PM WIN-T		SERVICES	15-Oct-02	AO
☒	☐	BP04.154	TRAINING — LINKWAY		$73,000	DECOM		SERVICES	15-Jul-04	AO
☒	☐	BP04.214	SEAVEY FEED COVER		$8,700	TURNER		SERVICES	01-Sep-04	NS
☒	☐	BP04.220	SATELLITE TIME FOR DEMO		$8,000	PM WIN-Y		SERVICES	30-Sep-04	AO
☒	☐	BP04.100	HPA INSTALL		$5,000	MC		BOX SALE	20-Aug-04	RL
☒	☐	BP03.123	OKET PRE-BUILD#4		$0	PENDING		DKET	01-Aug-04	AO
☒	☐	BP04.202	BBCT ANTENNA REALLOCATION		$0	PM WIN-T		TDMA SYS	15-Aug-04	AO
☐	☐	BP04.100	OTHER AGENCY TMDA NETWORK		$5,000,000	PM WIN-T&M		SYSTEMS	15-Aug-04	AO
☐	☐	BP04.137			$2,90,760	PAKISTAN ARMY		SYSTEMS	31-Dec-04	MB
☐	☐	BP04.153	DKET HAWK PAIR		$2,800,000	T BRAGG		DKET HAWK	15-Aug-04	AO
☐	☐	BP04.015	POSITIVE CONTROL NETWORK (N		$2,500,000			NDC SERVICE	01-Apr-04	NS
☐	☐	BP04.082	KIC BLOCK II		$2,000,000	LOCKHEED MARTIN		SYSTEMS	15-May-04	AO
☐	☐	BP0.052	TELEVISA NETWORK		$1,560,000	TELEVISA		SYSTEMS	01-Aug-04	AO
☐	☐	BP04.181	MOBILE DKET		$1,300,000	BRAGG		DKET HAWK	01-Aug-04	AO
☐	☐	BP04.148	39 SITE DIRECT NETWORK		$1,130,850	CPA		SYSTEMS	01-Jul-04	GJ
☐	☐	BP04.05	COLEMAN O&M UPGRADE		$500,000	PM WIN-T		SERVICES		AO
☐	☐	BP04.12	1.8M SNG	$	,915	CTN		BOX SALE		RL
☐	☐	BP04.040	PRAMER TELEPORT		$320,711	ROND POINT		SYSTEMS	01-May-04	NS
☐	☐	BP04.142	M KU ANTENNA		$250,446	DELTA TELECOM AZERS		SYSTEMS	30-Jun-04	MB
☐	☐	BP04.122	AFGANISTAN VSTA		$237,000				31-Jul-04	GJ
☐	☐	BP04.134	INTELSET ARMY AFGHANISTAN		$205,440	INTE SAT				GJ

Stage: 3. Proposals Delivered to Customers

%	C	Bid #	Project Name	Value	Customer	Product	Proposal Award
☐	☐	BP04138	2.4M MFEG E/S	$205,280	NEW TV, LEBANON	SYSTEMS	30-Sep-04	MB
☐	☐	BP05225	VDIP IRAQ	$200,000	BE&K	VOIP	15-May-04	AO
☐	☐	BP04.182	2.4M DBG, IRAQ	$191,808	TECHNOLOGY PARTNERS	SYSTEMS	15-Sep-04	MB
☐	☐	BP04.123	DKET-043 ANTENNA REPLACEMEN	$170,000	CENTCOM	SERVICES	14-June-04	AO
☐	☐	BP04.125	1.2M KU FLY-AWAY	$147,40	MEDIA GROUP LTD	SYSTEMS	10-June-04	MB
☐	☐	BP03.017	FT. GORDON-BAND ELECTRONI	$113,600	83RD SIGNAL BRIGADE	SYSTEMS	30-June-04	AO
☐	☐	BP04.224	4.6M UPLINK	$89,000	JORGE CASTANEDA	SYSTEMS	31-Dec-04	NS
☐	☐	BP04.208	MARCONI EQUIP, MEXICO	$80,000	MARCONI COMMUNICATI		15-Sep-04	MB
☐	☐	BP04.037	KICC TRAINING	$22,45	KICC TRAINING	SERVICES		AO
☐	☐	BP04.048	FOUNDATION STUDY	$6,700	TURNER	SERVICES		AO

Stage Opportunities With > 80% Probability	$58,238,575
Stage Opportunities With < 80% Probability	$22,634,431
Total Stage Value:	$80,873,006

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